EXHIBIT 10.2

FIRST AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”) is made as of the 30th day of November, 2012, by and among:

WEST MARINE PRODUCTS, INC., a California corporation (“West Marine Products”), and each Person identified on the signature pages hereof as a “Borrower” (such Persons, together with West Marine Products, are referred to hereinafter each individually as, a “Borrower” and, collectively, as the “Borrowers”), the GUARANTORS party hereto,

the LENDERS party hereto, and

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), a national banking association having a place of business at One Boston Place, Boston, Massachusetts 02110, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and as Issuing Lender, in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Borrowers, the Guarantors, the Lenders party thereto, and the Agent, among others, have entered into an Amended and Restated Loan and Security Agreement dated as of August 23, 2010 (as amended and in effect, the “Loan Agreement”); and

WHEREAS, the parties hereto have agreed to extend the Maturity Date and to make certain other amendments to the provisions of the Loan Agreement, all as set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.
Incorporation of Terms and Conditions of Loan Agreement; Definitions.   All of the terms and conditions of the Loan Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  All capitalized terms not otherwise defined herein shall have the same meaning as in the Loan Agreement, as applicable.

2.
Global Amendment to Loan Documents.  Any and all references to “Wells Fargo Retail Finance, LLC” and “WFRF” in the Loan Agreement and the other Loan Documents are hereby amended to mean and refer to “Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC)”.

3.	Amendments to Section 1 of the Loan Agreement. The provisions of Section 1.1 of the Loan Agreement are hereby amended by as follows:

a.	The following new definitions are hereby inserted in their appropriate alphabetical order:

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Loan Party in connection with the business of a Loan Party.

“Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit.

“First Amendment Effective Date” means November 30, 2012.

“First Amendment Fee Letter” means that certain fee letter, dated as of the First Amendment Effective Date, between Borrowers and Agent.

“ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued.

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, the Standby Letter of Credit Agreement or Commercial Letter of Credit Agreement, as applicable, and any other document, agreement and instrument entered into by the Issuing Lender and any Borrower (or any Subsidiary) or in favor of the Issuing Lender and relating to any such Letter of Credit.

“Letter of Credit Application” means an application for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Lender.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Indemnified Costs” has the meaning provided in Section 2.11(f).

“Letter of Credit Related Person” has the meaning provided in Section 2.11(f).

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“Standard Letter of Credit Practice” means, for the Issuing Lender, any domestic or foreign law or letter of credit practices applicable in the city in which the Issuing Lender issued the applicable Letter of Credit or, for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit.

“Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit and that (a) is used in lieu or in support of performance guaranties or performance, surety or similar bonds (excluding appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary insurance carried by any of the Loan Parties in connection with the business of the Loan Parties, or (d) supports payment or performance for identified purchases or exchanges of products or services in connection with the business of a Loan Party.

“Standby Letter of Credit Agreement” means the Standby Letter of Credit Agreement relating to the issuance of a Standby Letter of Credit in the form from time to time in use by the Issuing Lender.

“Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored.

“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued.

b.	The definition of “Applicable Margin” is hereby amended by amending and restating the pricing grid set forth therein its entirety as follows:

Level	Performance Criteria	Prime Rate Mortgage	LIBOR Rate Margin
I	Availability greater than or equal to $85,000,000	0.50%	1.50%
II	Availability greater than or equal to $40,000,000 but less than $85,000,000	0.75%	1.75%
III	Availability less than $40,000,000	1.00%	2.00%

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c.	The definition of “Commitment” is hereby amended by inserting the following text as a new sentence at the end of such definition

“As of the First Amendment Effective Date, the aggregate Commitments of all Lenders are $120,000,000.”

d.	The definition of “Defaulting Lender” is hereby amended and restated in its entirety as follows:

“Defaulting Lender” means any Lender that (a) has failed to fund any amounts required to be funded by it under this Agreement within two (2) Business Days after the date that it is required to do so under this Agreement (including but not limited to the failure to make available to the Agent amounts required pursuant to a settlement or to make a required payment in connection with an L/C Disbursement), (b) notified the Borrowers, the Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under this Agreement, or has made a public statement to that effect, (c) failed, within two (2) Business Days after written request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund any amounts required to be funded by it under this Agreement, (d) otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it under this Agreement within two (2) Business Days after the date that it is required to do so under this Agreement, or (e) (i) becomes or is insolvent or has a parent company that has become or is insolvent or (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.”

e.	The definition of “Eligible Accounts” is hereby amended by amending and restating the last paragraph of such definition in its entirety as follows:

“Notwithstanding the foregoing, that portion of the Borrowing Base attributable to Eligible Accounts shall not exceed $10,000,000 at any time during the period commencing on the First Amendment Effective Date through and including the first anniversary of the First Amendment Effective Date. The foregoing amount shall be increased on each anniversary of the First Amendment Effective Date thereafter, commencing on the first anniversary of the First Amendment Effective Date, by an amount equal to ten percent (10%) of the amount then permitted hereunder in the immediately preceding period, provided that no Event of Default has occurred and is continuing on and as of the effective date of each such increase.”

f.	The definition of “Fee Letter” is hereby amended and restated in its entirety as follows:

“Fee Letter” means, collectively, that certain fee letter, dated as of the Effective Date, between Borrowers and Agent and the First Amendment Fee Letter.

g.	The definition of “Letter of Credit Usage” is hereby amended and restated in its entirety as follows:

“Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit, plus the aggregate amount of all unreimbursed L/C Disbursement Obligations (other than L/C Disbursement Obligations which, pursuant to Section 2.11(d), have been deemed Advances hereunder). For purposes of computing the amounts available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.7. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of any Rule under the ISP or any article of the UCP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.”

h.	The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means November 30, 2017.

i.	The definition of “Maximum Revolver Amount” is hereby amended by amending and restating the proviso at the end of such definition in its entirety as follows:

“provided, however, that the Maximum Revolver Amount shall in no event exceed (a) $120,000,000 prior to any exercise by the Borrowers of an Accordion Activation and (b) up to $145,000,000 after Borrowers’ exercise of any Accordion Activation, in each case as may be reduced by Borrowers from time to time in accordance with Section 3.5.”

j.	The definition of “Permitted Acquisitions” is hereby amended by replacing each reference to “$30,000,000” in clause (k) thereof with “$25,000,000”.

k.	The definition of “Permitted Investments” is hereby amended by replacing each reference to “$30,000,000” in clause (f) thereof with “$25,000,000”.

l.	By inserting a new Section 1.6 at the end thereof:

“1.6 Changes in Law Generally. Any references in this Agreement to a “change in law” or “change in applicable law” (or words of similar import) after the Effective Date, shall be deemed to include, without limitation, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case, regardless of the date enacted, adopted or issued.

m.	By inserting a new Section 1.7 at the end thereof:

“1.7           Letter of Credit Amounts.  Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by the terms of any Issuer Documents related thereto, provides for one or more automatic increases in the Stated Amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time.”

4.
Amendment to Section 2.5(b) of the Loan Agreement.    The provisions of Section 2.5(b) of the Loan Agreement are hereby amended by (A) deleting the reference to “Section 2.11(c)” contained therein and by inserting a reference to “Section 2.11(f)” in its stead, (B) deleting the references to “standby Letters of Credit” and “commercial Letters of Credit” contained therein and by inserting references to “Standby Letters of Credit” and “Commercial Letters of Credit”, respectively, in their stead.

5.	Amendment to Section 2.10 of the Loan Agreement. The provisions of Section 2.10 of the Loan Agreement are hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a)           Unused Line Fee.  On the first day of each month during the term of this Agreement, an unused line fee (the “Unused Line Fee”) in the amount equal to one-quarter of one percent (0.25%) per annum times the result of (A) the Maximum Revolver Amount, less (B) the average Daily Balance of the Revolver Usage during the immediately preceding month; and”

6.	Amendment to Section 2.11 of the Loan Agreement. The provisions of Section 2.11 of the Loan Agreement are hereby amended by amending and restating this section in its entirety as follows:

“2.11	Letters of Credit.

(a)           Subject to the terms and conditions of this Agreement, upon the request of the Administrative Borrower made in accordance herewith, and prior to the Maturity Date, the Issuing Lender agrees to issue a requested Standby Letter of Credit and/or Commercial Letter of Credit (each, a “Letter of Credit”) for the account of the Loan Parties.  By submitting a request to the Issuing Lender for the issuance of a Letter of Credit, the Borrowers shall be deemed to have requested that the Issuing Lender issue the requested Letter of Credit.  Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be irrevocable (unless, prior to the issuance, amendment, renewal, or extension of any applicable Letter of Credit, the Issuing Lender otherwise agrees) and shall be made in writing pursuant to a Letter of Credit Application by an L/C Authorized Person and delivered to the Issuing Lender and the Agent via telefacsimile or other electronic method of transmission reasonably acceptable to the Issuing Lender not later than 11:00 a.m. (New York, New York time) at least two (2) Business Days (or such lesser time as the Agent and the Issuing Lender may agree in a particular instance in their sole discretion) prior to the requested date of issuance, amendment, renewal, or extension.  Each such request shall be in form and substance reasonably satisfactory to the Issuing Lender and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as the Agent or the Issuing Lender may reasonably request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that the Issuing Lender generally requests for Letters of Credit in similar circumstances.  The Agent’s records of the content of any such request will be conclusive absent manifest error.

Pursuant to the Existing Loan Agreement, Wells Fargo has, prior to the Effective Date, issued the standby and commercial letters of credit described on Schedule 2.11 for the account of a Borrower (the “Existing Letters of Credit”).  The Loan Parties and the Lenders hereby agree that, subject to the satisfaction of the conditions precedent set forth in Section 3.1, the Existing Letters of Credit shall be treated as Letters of Credit issued by the Issuing Bank hereunder for all purposes of this Agreement.

    (b)            The Issuing Lender shall have no obligation to issue a Letter of Credit if, after giving effect to the requested issuance, (i) the Letter of Credit Usage would exceed the Borrowing Base minus the then extant amount of outstanding Advances, or, (ii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the then extant amount of outstanding Advances, and (iii) the Letter of Credit Usage would exceed Letter of Credit Sublimit;

    (c)           In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, the Issuing Lender shall not be required to issue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender’s participation with respect to such Letter of Credit may not be reallocated pursuant to Section 2.2(i)(1), or (ii) the Issuing Lender has not otherwise entered into arrangements reasonably satisfactory to it and the Borrowers to eliminate the Issuing Lender’s risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include the Borrowers cash collateralizing such Defaulting Lender’s participation with respect to such Letter of Credit to the satisfaction of the Agent and the Issuing Lender.  Additionally, the Issuing Lender shall have no obligation to issue a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit or request that the Issuing Lender refrain from the issuance of letters of credit generally or such Letter of Credit in particular, or (B) the issuance of such Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally, or (C) if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless either such Letter of Credit is cash collateralized as provided in this Agreement on or prior to the date of issuance of such Letter of Credit (or such later date as to which the Agent may agree) or all the Lenders have approved such expiry date.

    (d)            Any Issuing Lender (other than Wells Fargo or any of its Affiliates) shall notify the Agent in writing no later than the Business Day immediately following the Business Day on which such Issuing Lender issued any Letter of Credit; provided that (i) until the Agent advises any such Issuing Lender that the provisions of Section 3.2 are not satisfied, or (ii) unless the aggregate amount of the Letters of Credit issued in any such week exceeds such amount as shall be agreed by the Agent and such Issuing Lender, such Issuing Lender shall be required to so notify the Agent in writing only once each week of the Letters of Credit issued by such Issuing Lender during the immediately preceding week as well as the daily amounts outstanding for the prior week, such notice to be furnished on such day of the week as the Agent and such Issuing Lender may agree.  Each Letter of Credit shall be in form and substance reasonably acceptable to the Issuing Lender, including the requirement that the amounts payable thereunder must be payable in Dollars; provided that if the Issuing Lender, in its discretion, issues a Letter of Credit denominated in a currency other than Dollars, all reimbursements by the Borrowers of the honoring of any drawing under such Letter of Credit shall be paid in Dollars (in the equivalent amount of such currency in Dollars as reasonably determined by the Agent).  If the Issuing Lender makes a payment under a Letter of Credit, the Borrowers shall pay to Agent an amount equal to the applicable L/C Disbursement by no later than (i) 2:30 p.m. (New York, New York time) on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 1:00 p.m. (New York, New York time) on such date, or (ii) if such notice has not been received by Administrative Borrower prior to 1:00 p.m. (New York, New York time) on such date, then not later than 2:30 p.m. (New York, New York time) on the next Business Day after Administrative Borrower receives such notice (provided, that interest shall accrue and be payable on such L/C Disbursement at the same rate applicable to Prime Rate Loans from the Business Day such L/C Disbursement is made until paid in full) and, in the absence of such payment, the amount of the L/C Disbursement immediately and automatically shall be deemed to be an Advance under Section 2.1 (notwithstanding any failure to satisfy any condition precedent set forth in Section 3.2 hereof) and, initially, shall bear interest at the rate then applicable to Advances that are Prime Rate Loans. If an L/C Disbursement is deemed to be an Advance hereunder, the Borrowers’ obligation to pay the amount of such L/C Disbursement to the Issuing Lender shall be automatically converted into an obligation to pay the resulting Advance.  Promptly following receipt by the Agent of any payment from the Borrowers pursuant to this paragraph, the Agent shall distribute such payment to the Issuing Lender or, to the extent that the Lenders have made payments pursuant to Section 2.11(e) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear.

(e)            Promptly following receipt of a notice of an L/C Disbursement pursuant to Section 2.11(d), each Lender agrees to fund its Pro Rata Share of the Advance deemed made pursuant to Section 2.11(d) on the same terms and conditions as if the Borrowers had requested such Advance and the Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Lenders.  By the issuance of a Letter of Credit (or an amendment, renewal, or extension of a Letter of Credit) and without any further action on the part of the Issuing Lender or the Lenders, the Issuing Lender shall be deemed to have granted to each Lender, and each Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by the Issuing Lender, in an amount equal to its Pro Rata share of such Letter of Credit, and each such Lender agrees to pay to the Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of any L/C Disbursement made by the Issuing Lender under the applicable Letter of Credit.  In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in Section 2.11(d), or of any reimbursement payment that is required to be refunded (or that the Agent or the Issuing Lender elects, based upon the advice of counsel, to refund) to the Borrowers for any reason.  Each Lender acknowledges and agrees that its obligation to deliver to the Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share of each L/C Disbursement pursuant to this Section 2.11(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of a Default or Event of Default or the failure to satisfy any condition set forth in Section 3.2 hereof.  If any such Lender fails to make available to the Agent the amount of such Lender’s Pro Rata Share of an L/C Disbursement as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and the Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

(f)           Each Borrower agrees to indemnify, defend and hold harmless the Lender Group (including the Issuing Lender and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including the Issuing Lender, a “Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person  (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of:

(i) any Letter of Credit or any pre-advice of its issuance;

(ii) any transfer, sale, delivery, surrender or endorsement of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit;

(iii) any action or proceeding arising out of, or in connection with, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit;

(iv) any independent undertakings issued by the beneficiary of any Letter of Credit;

(v) any unauthorized instruction or request made to the Issuing Lender in connection with any Letter of Credit or requested Letter of Credit or error in computer or electronic transmission;

(vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated;

(vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or document;

(viii) the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person;

(ix) the Issuing Lender’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; or

(x) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person;

in each case, including that resulting from the Letter of Credit Related Person’s own negligence; provided, however,  that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (x) above to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of either the Issuing Lender or the Letter of Credit Related Person claiming indemnity.  The Borrowers hereby agree to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.11(f).  If and to the extent that the obligations of the Borrowers under this Section 2.11(f) are unenforceable for any reason, the Borrowers agree to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable law.  This indemnification provision shall survive termination of this Agreement and all Letters of Credit.

(g)            The liability of the Issuing Lender (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by the Borrowers that are caused directly by the Issuing Lender’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit or (iii) retaining Drawing Documents presented under a Letter of Credit.  The Issuing Lender shall be deemed to have acted with due diligence and reasonable care if the Issuing Lender’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement.  The Borrowers’ aggregate remedies against the Issuing Lender and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by the Borrowers to the Issuing Lender in respect of the honored presentation in connection with such Letter of Credit under Section 2.11(d), plus interest at the rate then applicable to Prime Rate Loans hereunder.  The Borrowers shall take action to avoid and mitigate the amount of any damages claimed against the Issuing Lender or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit.  Any claim by the Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by the Borrowers as a result of the breach or alleged wrongful conduct complained of; and (y) the amount (if any) of the loss that would have been avoided had the Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing the Issuing Lender to effect a cure.

(h)            The Borrowers shall be responsible for preparing or approving the final text of the Letter of Credit as issued by the Issuing Lender, irrespective of any assistance the Issuing Lender may provide such as drafting or recommending text or by the Issuing Lender’s use or refusal to use text submitted by the Borrowers.  The Borrowers are solely responsible for the suitability of the Letter of Credit for the Borrowers’ purposes.  With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, the Issuing Lender, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if the Borrowers do not at any time want such Letter of Credit to be renewed, the Borrowers will so notify the Agent and the Issuing Lender at least fifteen (15) calendar days before the Issuing Lender is required to notify the beneficiary of such Letter of Credit or any advising bank of such nonrenewal pursuant to the terms of such Letter of Credit.

(i)            The Borrowers’ reimbursement and payment obligations under this Section 2.11 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including:

(i)           any lack of validity, enforceability or legal effect of any Letter of Credit or this Agreement or any term or provision therein or herein;

(ii)           payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit;

(iii)           the Issuing Lender or any of its branches or Affiliates being the beneficiary of any Letter of Credit;

(iv)           the Issuing Lender or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit;

(v)           the existence of any claim, set-off, defense or other right that any Borrower or any of its Subsidiaries may have at any time against any beneficiary, any assignee of proceeds, the Issuing Lender or any other Person;

(vi)           any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.11(i), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, any Borrower’s or any of its Subsidiaries’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against the Issuing Lender, the beneficiary or any other Person; or

(vii)           the fact that any Default or Event of Default shall have occurred and be continuing;

provided, however, that subject to Section 2.11(g) above, the foregoing shall not release the Issuing Lender from such liability to the Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against the Issuing Lender following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of the Borrowers to the Issuing Lender arising under, or in connection with, this Section 2.11 nor any Letter of Credit.

(j)           Without limiting any other provision of this Agreement, the Issuing Lender and each other Letter of Credit Related Person (if applicable) shall not be responsible to the Borrowers for, and the Issuing Lender’s rights and remedies against the Borrowers and the obligation of the Borrowers to reimburse the Issuing Lender for each drawing under each Letter of Credit shall not be impaired by:

(i)           honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary;

(ii)           honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;

(iii)           acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit;

(iv)           the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than the Issuing Lender’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit);

(v)           acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that the Issuing Lender in good faith believes to have been given by a Person authorized to give such instruction or request;

(vi)           any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to the Borrowers;

(vii)           any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates;

(viii)           assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place;

(ix)           payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;

(x)           acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where the Issuing Lender has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;

(xi)           honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by the Issuing Lender if subsequently the Issuing Lender or any court or other finder of fact determines such presentation should have been honored;

(xii)           dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or

(xiii)           honor of a presentation that is subsequently determined by the Issuing Lender to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons.

(k)           Upon the request of the Agent, (i) if the Issuing Lender has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Disbursement that remains outstanding, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Disbursement for any reason remains outstanding, the Borrowers shall, in each case, immediately cash collateralize the then total outstanding Letter of Credit Usage.  The foregoing is in addition to any other requirement to deliver cash collateral hereunder (including but not limited to, under Sections 2.3(b), 3.4, 3.5 and 17.3).

(l)            In addition to the Letter of Credit fee as set forth in Section 2.5(b), the Borrowers shall pay immediately upon demand to the Agent for the account of the Issuing Lender as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.02(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.03(l)) any and all customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, the Issuing Lender, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations) (it being further acknowledged and agreed by each Borrower that, (i) the Issuing Lender may charge customary issuance fees with respect to the issuance of any Letter of Credit hereunder and (ii) the Issuing Lender also imposes a schedule of charges for amendments, extensions, drawings, and renewals).

(m)            The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Lender shall have all of the benefits and immunities (A) provided to the Agent in Section 16 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Agent” as used in Section 16  included the Issuing Lender with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Issuing Lender.

(n)           In the event of a direct conflict between the provisions of this Section 2.11 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern.

(o)           If by reason of (i) any change after the Effective Date in any applicable law, treaty, rule, or regulation or in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Issuing Lender or the Lender Group with any direction, request, or requirement received after the Effective Date (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

(i)           any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

(ii)           there shall be imposed on the Issuing Lender or the Lender Group any other condition regarding any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guarantying, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay within three (3) Business Days after demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Prime Rate Loans hereunder.  The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

    (p)    Unless otherwise expressly agreed by the Issuing Lender and the Borrowers when a Letter of Credit is issued, (i) the rules of the ISP and UCP shall apply to each Standby Letter of Credit, and (ii) the rules of the UCP shall apply to each Commercial Letter of Credit."

7.	Amendments to Section 4.6 of the Loan Agreement. The provisions of Section 4.6 of the Loan Agreement are hereby amended as follows:

a.	By amending and restating the first proviso at the end of clause (b) thereof in its entirety as follows:

“; provided that, except during a Cash Dominion Event, Borrowers shall not be obligated to pay for more than one (1) such report in any twelve (12) month period (unless Availability is less than thirty-five percent (35%) of the Borrowing Base at any time, in which event Borrowers shall be obligated to pay for two (2) such reports in any twelve (12) month period);”

b.	By amending and restating the last sentence of clause (c) thereof in its entirety as follows:

“Prior to the occurrence of a Cash Dominion Event, Borrowers shall not be obligated to pay for more than one (1) appraisal pursuant to this Section 4.6(c) in any twelve (12) month period (unless Availability is less than thirty-five percent (35%) of the Borrowing Base at any time, in which event Borrowers shall be obligated to pay for two (2) appraisals in any twelve (12) month period); provided that, prior to the occurrence of a Cash Dominion Event, Borrowers shall be obligated to pay for any inventory appraisals (i) conducted in connection with Borrowers’ request to add Inventory with respect to Permitted Acquisitions to the Borrowing Base, and (ii) Inventory at a port of entry in a State of the United States, a province of Canada or from a third party location to an Eligible Inventory Location.”

8.
Amendments to Section 11.3 of the Loan Agreement.  The provisions of Section 11.3 of the Loan Agreement are hereby amended by amending and restating the second sentence thereof in its entirety as follows:

“The foregoing to the contrary notwithstanding, the Loan Parties shall have no obligation to any Indemnified Person under this Section 11.3 with respect to (i) any Indemnified Liability specifically addressed in clauses (i) through (x) of Section 2.11(f), other than to the extent required by Section 2.11(f) and (ii) any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person.

9.
Amendments to Section 12 of the Loan Agreement.  The provisions of Section 12 of the Loan Agreement are hereby amended by deleting the Agent’s notice address in its entirety and replacing it with the following:

“If to Agent:	WELLS FARGO BANK, NATIONAL ASSOCIATION

One Boston Place, 18th Floor Boston, Massachusetts 02108 Attn: Joseph Burt Fax No.: (866) 617-3988

Telephone No.: (617) 854-7279

with copies to:	RIEMER & BRAUNSTEIN LLP
Three Center Plaza Boston, Massachusetts 02108 Attn: Jason S. DelMonico, Esquire Fax No.: (617) 523-9000 Telephone No.: (617) 880-3496”

10.	Amendments to Exhibits and Schedules.

a. Exhibit B-1 to the Loan Agreement is hereby amended and restated in its entirety by Exhibit B-1 annexed hereto.

b. The Schedules annexed hereto shall amend and restate in their entirety the corresponding Schedules to the Loan Agreement.

11.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent:

a. All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

b. Agent shall have received each of the following documents, each in form and substance satisfactory to Agent in its Permitted Discretion, duly executed and in full force and effect:

i.	this Amendment;

ii.	the First Amendment Fee Letter;

iii.	an amended and restated Note in favor of each Lender reflecting the Commitment of such Lender after giving effect to this Amendment; and

iv.	an updated Perfection Certificate.

c. Agent shall have received a certificate from the Secretary of each Loan Party attesting to the resolutions of such Loan Party’s Board of Directors authorizing its execution, delivery, and performance of this Amendment and the First Amendment Fee Letter and authorizing specific officers of such Loan Party to enter into such agreements.

d. Agent shall have received copies of the Loan Parties’ Governing Documents, as amended, modified, or supplemented to the Effective Date, certified by the

Secretary of such Loan Party, or a certification by the Secretary of such Loan Party there have been no changes to the Governing Documents provided to Agent on the Effective Date of the Loan Agreement.

e.           Agent shall have received a certificate of status with respect to each Loan Party, dated within thirty (30) days of the First Amendment Effective Date, such certificate to be issued by the secretary of state of the jurisdiction of organization of such Loan Party, each of which shall indicate that such Loan Party is in good standing in such jurisdiction;

f. Agent shall have received opinions from the Loan Parties’ counsel in form and substance reasonably satisfactory to Agent.

g. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

h.           The Borrowers shall have paid to the Agent (i) all amounts then due pursuant to the First Amendment Fee Letter and (ii) all Lender Group Expenses incurred by the Agent in connection with this Amendment and the transactions contemplated hereby.

12.	Representations and Warranties. Each Loan Party hereby represents and warrants that as of the First Amendment Effective Date:

a.           (i) no Default or Event of Default exists under the Loan Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects except that (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (y) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.

b.           This Amendment has been duly executed and delivered by each of the Loan Parties, and constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

13.
Ratification of Loan Documents.  The Loan Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  The Collateral Documents continue to secure the Obligations, as modified pursuant to this Amendment, to the same extent as prior to giving effect to this Amendment.

14.
Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Amendment.

15.
Entire Agreement.  This Amendment and the Loan Agreement together shall constitute one agreement and, together with the First Amendment Fee Letter, express the entire understanding of the parties with respect to the matters set forth herein and therein and supersede all prior discussions or negotiations hereon and thereon.

16.
Illegality; Unenforceability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

17.
GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE-OF-LAW PRINCIPLES AND THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE LAWS OF THE STATE OF NEW YORK) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WEST MARINE PRODUCTS, INC., as
Administrative Borrower and as a Borrower

By:	/s/ Thomas R. Moran
Name:	Thomas R. Moran
Title:	SVP & CFO

WEST MARINE PUERTO RICO, INC., as a
Borrower

By:	/s/ Thomas R. Moran
Name:	Thomas R. Moran
Title:	SVP & CFO

W MARINE MANAGEMENT COMPANY,
INC., as a Borrower

By:	/s/ Thomas R. Moran
Name:	Thomas R. Moran
Title:	SVP & CFO

WEST MARINE INC., as a Guarantor

By:	/s/ Thomas R. Moran
Name:	Thomas R. Moran
Title:	SVP & CFO

WEST MARINE CANADA CORP., as a
Guarantor

By:	/s/ Thomas R. Moran
Name:	Thomas R. Moran
Title:	SVP & CFO

WELLS FARGO BANK, NATIONAL
ASSOCIATION (as successor by merger to Wells
Fargo Retail Finance, LLC), as Agent and as a
Lender

By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matthew Potter
Name:	Matther Potter
Title:	Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Greg Stewart
Name:	Greg Stewart
Title:	Vice President

EXHIBIT B-1

Updated Borrowing Base Certificate

West Marine Products, Inc.	Certificate #:
Borrowing Base Certificate	Date:
Fax to Phil Carmichael @ (617) 523-4027

BORROWING BASE CALCULATION

ACCOUNTS RECEIVABLE

Eligible Credit Card Receivables	As of:
Advance Rate			85.0%
Credit Card Receivables Availability				-	-	-

Wholesale Receivables	As of:	1/0/00
Less: Ineligible Wholesale A/R	As of:	1/0/00
Less: Dilution @ 15% of Wholesale A/R	As of:	1/0/00	15.0%	0	0	0
Eligible Wholesale Receivables capped @ $10,000M			10,000	0	0	0
Advance Rate			85.0%
Wholesale Receivables Availability				0	0	0

Total Accounts Receivable Availability				0	0	0

INVENTORY

Beginning Perpetual Inventory Balance	As of:	1/0/00

Add: Purchases
Add: Other adjustments
Total Inventory additions				0	0	0

Total Inventory for Sale				-	-	-
Less: Cost of Sales
Add: Returns
Less: Other Adjustments
Total Reductions				-	-	-

Ending Inventory	As of:	1/0/00		-	-	-

Shrink Allowance:	As of:	1/0/00
Shrink Base (Fixed @ $250k)	As of:	1/0/00		(250)	(250)	(250)
Ineligible Inventory	As of:	1/0/00
Total Ineligible Inventory				(250)	(250)	(250)

Eligible Inventory	As of:	1/0/00		(250)	(250)	(250)

Total Inventory Availability				0	0	0

Total Collateral Availability				0	0	0

Availability Reserves:
Gift Certificates @50% of total	As of:	1/0/00	50%
Merchandise Credits @50% of total	As of:	1/0/00	50%
Landlord Lien States (VA, WA, PA)	As of:	1/0/00
Customer Deposits	As of:	1/0/00
West Advantage Reserves (Marked up 60% of GL Balance), @50% of total	As of:	1/0/00	60.0%
Texas Ad Valorem Assessment	As of:	1/0/00		(178)	(178)	(178)
Gift Certificates Class Action Settlement @ 50% of total			50.0%
Warrranties - Amount due to 3rd parties
Boat US Memberships - Amount due to 3rd parties
Texas Sales Taxes
Canadian Sales Taxes
Canadian WEPPA reserve (fixed @ $86K)
Litigation Settlement - Lawsuits that have been settled but not covered by insurance				-	-	-

Total Availability Reserves				(178)	(178)	(178)

Borrowing Base				($178)	($178)	($178)

Minimum Adjusted Availability Requirement (Greater of $7 million or 10.0% of the Borrowing Base)				($7,000)	($7,000)	($7,000)

TOTAL BORROWING BASE Capped at $120,000			120,000	($7,178)	($7,178)	($7,178)

(Memo: Suppressed Availability)				$0	$0	$0

Beginning Principal Balance	As of:			-		-
Advances				-	-	-
Fees				-	-	-
Adjustments				-	-	-
Payments	Through:			-	-	-
Ending Principal Balance				-	-	-

Net availability prior to today's request				(7,178)	(7,178)	(7,178)
Today's advance request
Ending Loan Balance				-	-	-
Total L/C's Documentary +	Standby		=			-
Total Obligations				-	-	-

Availability				(7,178)	(7,178)	(7,178)

The undersigned officer of West Marine Products, Inc. ("Borrower") a Delaware corporation, represents and warrants that the information set forth above is true and complete. The undersigned grants a security interest in the collateral reflected above to Wells Fargo Bank, National Association. The Borrower represents and warrants that (a) said collateral complies with their representations, warrants, and covenants contained in the Amended and Restated Loan and Security Agreement between lender and undersigned; and (b) no "Event of Default" (as defined in the Amended and Restated Loan and Security Agreement ) is presently in existence.

Authorized Signer:	Thomas R. Moran	Signature:

WFRF Account Executive:	Joseph Burt	Signature:

NOTES

Schedules to Loan Agreement

SCHEDULE A-1

Agent's Account

An account at a bank designated by Agent from time to time as the account into which Borrowers shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account bearing account number 37235547964500614 and maintained by Agent with Wells Fargo, ABA 121-000-248.

SCHEDULE B-1

Approved Brokers and Forwarders

DHL Global Forwarding (Canada) Inc. (f/k/a DHL Danzas Air & Ocean) MIQ,

LLC (d/b/a Meridian IQ)

FedEx Trade Networks Transport & Brokerage, Inc.

SCHEDULE C-1
Commitments

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$73,000,000	60.833333333%
Bank of America, N.A.	$21,500,000	17.916666667%
Union Bank, N.A.	$25,500,000	21.250000000%
TOTAL	$120,000,000	100.000000000%

SCHEDULE D-1
Designated Account

An account number 4171269558   of Administrative Borrower maintained with Administrative Borrower’s Designated Account Bank, or such other deposit account of Administrative Borrower (located within the United States) that has been designated as such, in writing, by Administrative Borrower to Agent.

"Designated Account Bank" means Wells Fargo Central Coast RCBO, whose office is located at 50 Ragsdale Drive, Suite 100, Monterey, California 93940, and whose ABA number is 121-000-248 with respect to Agent.

SCHEDULE P-1
Permitted Liens
The Liens described on the financing statements listed on the following UCC Summary Report.

UCC SUMMARY REPORT

Debtor Searched	Juris.	Filing Office	Sec'd Party	Filing Type	File Date	File Number
West Marine, Inc.	DE	SOS	OceanGrafix, LLC	UCC-1	3/4/2009	90685732

SCHEDULE 2.11

Existing Letters of Credit

[Wells Fargo Logo]

L/C ID: 00432276	Expires: 12/31/2012	Created: 10/31/2010	Activity:12/5/2011	Beneficiary:

Date	Type	Increases	Decreases	Contract Balance	Loan Balance	Comments
11/01/2010	OB	$150,000.00		$150,000.00		NTABL Migrated Transaction
			L/C ID: 00432276	$150,000.00	$150,000.00

L/C ID: 00483923			Expires: 4/1/2013	Created: 11/21/2012	Activity: 11/26/2012	Beneficiary:
Date	Type	Increases	Decreases	Contract Balance	Loan Balance	Comments
11/20/2012	AM		($10,000.00)	($10,000.00)		ACTREF308645
01/20/2012	AM		($25,000.00)	($35,000.00)
11/01/2010	OB	$50,000.00		$15,000.00		NTABL Migrated Transaction
			L/C ID: 00483923	$15,000.00	$165,000.00

L/C ID: 00517571			Expires 4/1/2013	Created: 10/31/2010	Activity: 5/3/2012	Beneficiary:
Date	Type	Increases	Decreases	Contract Balance	Loan Balance	Comments
11/01/2010	OB	$4,420,000.00		$4,420,000.00		NTABL Migrated Transaction
05/02/2012	AM		($350,000.00)	$4,070,000.00
			L/C ID: 00517571	$4,070,000.00	$4,235,000.00

L/C ID: IC0712095H	Expires: 12/19/2012	Created: 5/31/2012	Activity:11/15/2012	Beneficiary: J ADAMS

Date	Type	Increases	Decreases	Contract Balance	Loan Balance	Comments
05/31/2012	DR		($123,865.00)	($123,865.00)		Q0543849
05/31/2012	DR		($43,285.80)	($167,150.80)		Q0546395
04/05/2012	DR		($54,765.20)	($221,916.00)		Q0535201
02/09/2012	DR		($61,291.60)	($283,207.60)
01/27/2012	DR		($142,175.20)	($425,382.80)
01/27/2012	DR		($23,736.00)	($449,118.80)
01/27/2012	DR		($57,355.50)	($506,474.30)
01/27/2012	DR	$57,355.50		($449,118.80)
12/16/2011	OB	$823,567.80		$374,449.00
07/20/2012	DR		($168,109.96)	$206,339.04		Q0557360
11/15/2012	DR		($206,304.60)	$34.44		Q0585849
			L/C ID: IC0712095H	$34.44	$34.44

L/C ID: IC0726521H	Expires: 3/30/2013	Created: 10/31/2012	Activity:10/31/2012	Beneficiary: JD CORPORATION, LTD

Date	Type	Increases	Decreases	Contract Balance	Loan Balance	Comments
10/30/2012	OB	$194,913.00		$194,913.00
10/31/2012	AM	$90.00		$195,003.00
			L/C ID: IC0726521H	$195,003.00	$195,037.44

L/C ID: IC0727324H	Expires: 1/14/2013	Created: 11/13/2012	Activity:11/13/2012	Beneficiary: J. ADAMS AND ASSOCIATES INTL LTD.
Date	Type	Increases	Decreases	Contract Balance	Loan Balance	Comments
11/09/2012	OB	$143,320.00		$143,320.00
			L/C ID: IC0727324H	$143,320.00	$338,357.44

SCHEDULE 5.4
Eligible Inventory Locations

Owned Or Leased West Marine Products, Inc. Stores
#	ST	LOCATION	ADDRESS	CITY	ZIP	PHONE #
540	AK	West Marine	8401 Dimond D Blvd	Anchorage	99515	(907) 349-5299
172	AL	West Marine	3747 Government Blvd	Mobile	36693	(251) 661-6244
542	AL	West Marine	25907 Canal Road	Orange Beach	36561	(251) 981-2750
1749	AL	West Marine	3654 Airport Blvd.	Mobile	36608	(251) 414-5447
5509	AL	West Marine	5004 Dauphin Island Parkway	Mobile	36605-9644	(251) 471-4006
515	AZ	West Marine	1628-1 East Southern Ave	Tempe	85282	(480) 897-6300
523	AZ	West Marine	4239 West Bell Rd	Phoenix	85053	(602) 564-6680
1266	AZ	West Marine	1517 Industrial Blvd	Lake Havasu City	86403	(928) 505-4444
2	CA	West Marine	2200 Livingston St	Oakland	94606	(510) 532-5230
3	CA	West Marine	295 Harbor Dr	Sausalito	94965	(415) 332-0202
4	CA	West Marine	2450 17th Ave	Santa Cruz	95062	(831) 476-1800
5	CA	West Marine	608 Dubuque Ave	S. San Francisco	94080	(650) 873-4044
6	CA	West Marine	1810 Field Ave	Stockton	95203	(209) 464-2922
7	CA	West Marine	9500 Micron Ave #116	Sacramento	95827-2618	(916) 366-3300
8	CA	West Marine	375-C Saratoga Ave	San Jose	95129	(408) 246-1147
11	CA	West Marine	4750 Admiralty Wy	Marina Del Rey	90292	(310) 823-5357
12	CA	West Marine	251 Marina Dr	Long Beach	90803	(562) 598-9400
13	CA	West Marine	203 N Harbor Blvd	San Pedro	90731	(310) 833-0717
14	CA	West Marine	900 West Coast Hwy	Newport Beach	92663	(949) 645-1711
15	CA	West Marine	34235 Pacific Coast Hwy	Dana Point	92629	(949) 493-4455
16	CA	West Marine	1250 Rosecrans	San Diego	92106	(619) 225-8844
17	CA	West Marine	4051 E Main St	Ventura	93003	(805) 654-8233
20	CA	West Marine	2040 North Tustin	Orange	92865	(714) 279-9700
122	CA	West Marine	4645 Century Blvd	Pittsburg	94565-7107	(925) 778-1560
127	CA	West Marine	730 Buena Vista Avenue	Alameda	94501-2156	(510) 521-4865
150	CA	West Marine	630 Bay Blvd	Chula Vista	91910	(619) 422-1904
191	CA	West Marine	2607 Bechelli Lane	Redding	96002	(530) 226-1400
546	CA	West Marine	501 Canal Blvd # D	Richmond	94804	(510) 965-9922
557	CA	West Marine	26-A South Calle Cesar Chavez	Santa Barbara	93103-3641	(805) 564-1005
577	CA	West Marine	2024 Del Monte, Suite A	Monterey	93940-3740	(831) 375-1870
583	CA	West Marine	4445 Granite Dr., Suite 501	Rocklin	95677-2157	(916) 632-9140
588	CA	West Marine	521 Contra Costa Blvd	Pleasant Hill	94523-1203	(925) 288-1696
1214	CA	West Marine	2885 Santa Rosa Ave, Suite C	Santa Rosa	95407	(707) 579-4076
1215	CA	West Marine	1719 Oceanside Blvd	Oceanside	92054	(760) 435-9290
1224	CA	West Marine	10081 Indiana Ave, Ste A-3	Riverside	92503	(951) 354-5282
1235	CA	West Marine	3334 W Shaw Ave	Fresno	93711	(559) 271-1490
1244	CA	West Marine	7 Pacific Coast Hwy	Hermosa Beach	90254	(310) 374-5242
1263	CA	West Marine	1119 Industrial Rd., ste no. 2	San Carlos	94070	(650) 593-2070
1268	CA	West Marine	727 W Channel Islands Blvd	Port Hueneme	93041	(805) 382-2223
1731	CA	West Marine	16390 Pacific Coast Hwy.	Huntington Beach	92649	(562) 592-5302
1733	CA	West Marine	3717 Rosecrans Street	San Diego	92110	(619) 298-3020
5541	CA	Concept	132C Harbor Wy.	Santa Barbara	93109	(805) 564-1334
193	CO	West Marine	6148 East County Line Rd	Highlands Ranch	80126	(303) 221-4656
87	CT	West Marine	14 B Clara Dr	Mystic	06355	(860) 536-1455
93	CT	West Marine	401 Shippan Ave	Stamford	06902	(203) 969-7727
129	CT	West Marine	33 Business Park Dr	Branford	06405	2034813465
1203	CT	West Marine	99 Water Street	Norwalk	06854-3012	(203) 854-6545
1293	CT	West Marine	955 Ferry Blvd, Unit #8	Stratford	06614	(203) 377-5548
535	DE	West Marine	18578 Coastal Highway	Rehoboth Beach	19971	(302) 644-9424
563	DE	West Marine	1142 Pulaski Hwy	Bear	19701	(302) 836-2766
1739	DE	West Marine	132 Sunset Blvd. #20	New Castle	19720	(302) 325-9550
30	FL	West Marine	16215 Biscayne Blvd	N. Miami Beach	33160	(305) 947-6333
31	FL	West Marine	3635 S Dixie Hwy	Miami	33133	(305) 444-5520
34	FL	West Marine	4415 Roosevelt Blvd	Jacksonville	32210	(904) 388-7510
35	FL	West Marine	110 N Federal Hwy	Deerfield Beach	33441	(954) 427-6165
36	FL	West Marine	5001 34th St. South	St. Petersburg	33711	(727) 867-5700
38	FL	West Marine	1509 N Harbor City Blvd	Melbourne	32935	(321) 242-9600
59	FL	West Marine	1857 North US Hwy 1	Ft. Pierce	34946	(772) 460-9044
61	FL	West Marine	725 Caroline St	Key West	33040	(305) 295-0999
64	FL	West Marine	103400 Overseas Hwy #124	Key Largo	33037	(305) 453-9050
65	FL	West Marine	3500 Barrancas Ave	Pensacola	32507	(850) 453-0010
68	FL	West Marine	125 Basin St Ste 140	Daytona Beach	32114	(386) 226-9966
114	FL	West Marine	19407 S Dixie Hwy	Cutler Bay	33157	(305) 232-0811
118	FL	West Marine	3905 W Cypress St	Tampa	33607	8133480521
131	FL	West Marine	8687 Coral Wy	Miami	33155	(305) 263-7465
139	FL	West Marine	2400 S Ridgewood/US 1	S. Daytona	32119	(386) 760-0660
144	FL	West Marine	3346 US 19 North	Holiday	34691	(727) 846-1903
146	FL	West Marine	160 SE Hwy 19	Crystal River	34429	(352) 563-0003
155	FL	West Marine	4265 Tamiami Trail	Port Charlotte	33980-2512	(941) 625-2700
156	FL	West Marine	4248 W Tennessee St	Tallahassee	32304	(850) 574-3309
170	FL	West Marine	7160 North Davis Hwy	Pensacola	32504	(850) 476-2720
171	FL	West Marine	1388 West 15th St	Panama City	32401	(850) 763-1844
510	FL	West Marine	1089 North Collier Blvd., Suite 403	Marco Island	34145-2555	(239) 642-7060
547	FL	West Marine	1030 S Ponce De Leon Blvd	St. Augustine	32084	(904) 810-5353
548	FL	West Marine	1860 Tamiami Trail South	Venice	34293	(941) 408-8288
549	FL	West Marine	862-B Hwy 98 East	Destin	32541	(850) 269-0636
565	FL	West Marine	1012 Cape Coral Pkwy. East	Cape Coral	339049159	(239) 540-7300
569	FL	West Marine	14180 Beach Blvd. Unit 4	Jacksonville	32250	(904) 821-5033
1098	FL	West Marine	7478 S. Orange Blossom Trl Suite A	Orlando	32809-5781	(407) 857-7337
1099	FL	West Marine	11735 S. Dixie Highway	Pinecrest	33156-4438	(305) 259-5800
1200	FL	West Marine	2225 Thomas Drive	Panama City Bch	32408	(850) 234-2717
1201	FL	West Marine	28520 Bonita Crossings Blvd Ste 1	Bonita Springs	34135-3205	(239) 947-7666
1209	FL	West Marine	320 W. Merritt Island Causeway	Merritt Island	32953-4728	(321) 452-4661
1218	FL	West Marine	1107 3rd Sreet SW	Winter Haven	33880	(863) 401-2500
1220	FL	West Marine	2275 South Federal Hwy, Ste 20	Delray Beach	33483	(561) 266-8489
1227	FL	West Marine	1516 W. Brandon Blvd	Brandon	33511	(813) 657-5553
1239	FL	West Marine	700 Tamiami Trail	Punta Gorda	33950	(941) 637-0019
1242	FL	West Marine	1721 Gulf to Bay Blvd	Clearwater	33755	(727) 447-5320
1248	FL	West Marine	5790 2nd Ave.	Stock Island	33040	(305) 294-2025
1254	FL	West Marine	100 N Entrance Rd #40	Sanford	32771	(407) 330-7400
1256	FL	West Marine	670 Lee Rd.	Orlando	32810	(407) 644-8557
1262	FL	West Marine	1001 W. New Haven Ave	West Melbourne	32904	(321) 837-1113
1265	FL	West Marine	3554 NW Federal Hwy	Jensen Beach	34957	(772) 692-3092
1273	FL	West Marine	1720 E Hallandale Beach Blvd	Hallandale	33009	(954) 457-3848
1274	FL	West Marine	4874 Big Island Dr.	Jacksonville	32246	(904) 520-4650
1277	FL	West Marine	2109 Overseas Hwy	Marathon	33050	(305) 289-1009
1278	FL	West Marine	4708 South Tamiami Trail	Sarasota	34231	(941) 360-6000
1279	FL	West Marine	285 US Hwy 1	Tequesta	33469	(561) 745-3013
1284	FL	West Marine	2506 SE Federal Hwy	Stuart	34994	(772) 223-1515
1287	FL	West Marine	99 Eglin Parkway, NE	Ft. Walton Beach	32548	(850) 664-2254
1289	FL	West Marine	2010 Tyrone Blvd. North	St. Petersburg	33710	(727) 342-8001
1290	FL	West Marine	11241 US HWY 1	North Palm Beach	33408	(561) 868-8000
1291	FL	West Marine	7070 College Parkway	Ft. Myers	33907	(239) 985-6700
1292	FL	West Marine	2401 S. Andrews Ave.	Fort Lauderdale	33316	(954) 400-5323
1303	FL	West Marine	850 N Federal Hwy	Pompano Beach	33062	(954) 783-5292
1304	FL	West Marine	2063 9th St North	Naples	34102	(239) 262-0206
1306	FL	west Marine	3620 1st st	Bradenton	34208	(941) 357-1657
1744	FL	West Marine	1140 E. Altamonte Drive, #1037	Altamonte Springs	32701	(407) 339-8005
1757	FL	West Marine	12195 Biscayne Blvd.	N. Miami	33181	(305) 895-1870
1768	FL	West Marine	41286 U.S. Hwy. 19 North	Tarpon Springs	34689	(727) 939-1754
5501	FL	West Marine	1720 S. McCall Rd., Suite F	Englewood	34223-4865	(941) 473-2070
5506	FL	West Marine	474 - 21st Street	Vero Beach	329605454	(772) 562-2166
5511	FL	West Marine	3324 E. Bay Drive	Holmes Beach	34217	(941) 778-4858
5512	FL	West Marine	268 Apollo Beach Blvd	Apollo Beach	33572-2261	(813) 645-6144
135	GA	West Marine	2510 Cobb Pkwy	Smyrna	30080	(770) 612-9944
137	GA	West Marine	7700 Abercorn St	Savannah	31406	(912) 352-2660
507	GA	West Marine	592 Bobby Jones Expwy	Augusta	30907	(706) 650-1939
1225	GA	West Marine	1919 Glynn Ave., Ste 1	Brunswick	31520	(912) 264-6222
1285	GA	West Marine	5221 Lanier Island Parkway	Buford	30518	(470) 202-1052
1294	HI	West Marine	420 N. Nimitz Hwy	Honolulu	96817	(808) 526-4420
71	IL	West Marine	627 W North Ave	Chicago	60610	(312) 654-1818
76	IL	West Marine	2 West Grand Ave	Fox Lake	60020	(847) 973-2221
521	IL	West Marine	1707-7th St	Winthrop Harbor	60096	(847) 746-2015
1727	IL	West Marine	63 West Rand Road	Arlington Heights	60004	(847) 398-0606
1745	IL	West Marine	567 E Roosevelt Rd	Lombard	47374	6307921550
100	IN	West Marine	3221 Franklin St	Michigan City	46360	(219) 874-9722
186	IN	West Marine	6370 East 82nd St	Indianapolis	46250	(317) 841-0826
54	LA	West Marine	827 Harrison Ave	New Orleans	70124	(504) 482-5090
508	LA	West Marine	8350 N Florida Blvd	Baton Rouge	70806	(225) 216-3055
514	LA	West Marine	2668 Johnston St. #B-2	Lafayette	70503	(337) 231-0000
1202	LA	West Marine	1803 N. Causeway Blvd.	Mandeville	70471-3111	(985) 727-9443
1221	LA	West Marine	1731 Martin Luther King Blvd. Ste B	Houma	70360	(985) 223-9908
1223	LA	West Marine	1702 West Prien Lake Rd.	Lake Charles	70601-8361	(337) 479-8077
1270	LA	West Marine	4010 Pontchartrain Dr	Slidell	70458	(985) 641-1135
46	MA	West Marine	66 Wood Rd	Braintree	02184	(781) 356-2100
83	MA	West Marine	77 Scranton Ave	Falmouth	02540	(508) 457-6500
107	MA	West Marine	1060 Fall River Ave	Seekonk	02771	(508) 336-5004
119	MA	West Marine	120 Allied Drive	Dedham	02026	(781) 329-2430
512	MA	West Marine	43 Home Depot Drive	Plymouth	02360-2669	(508) 830-3150
1228	MA	West Marine	32 Atlantic Ave.	Marblehead	01945	(781) 639-6451
1269	MA	West Marine	276 Falmouth Rd, Ste C	Hyannis	02601	(508) 862-2700
1286	MA	West Marine	299 Mishawum Rd	Woburn	01801	(781) 939-0000
1296	MA	West Marine	114 Huttleson Ave	Fairhaven	02719	(508) 742-0490
1760	MA	West Marine	139 Endicott Street	Danvers	01923	(978) 777-5940
5540	MA	West Marine	52 Beach Rd.	Vineyard Haven	02568	(508) 693-2906
41	MD	West Marine	113 Hillsmere Dr	Annapolis	21403	(410) 268-0129
143	MD	West Marine	2122 DiDonato Dr	Chester	21619	4106041752
178	MD	West Marine	8226 Ocean GateWy	Easton	21601	(410) 770-3080
179	MD	West Marine	2700 Lighthouse Pt E #100	Baltimore	21224	(410) 563-8905
180	MD	West Marine	389 Deale Rd	Tracy's Landing	20779	(301) 889-0004
516	MD	West Marine	3257 Solomon's Island Rd	Edgewater	21037	(410) 956-8920
537	MD	West Marine	475 N. Mauldin Ave	North East	21901	(410) 287-6600
560	MD	West Marine	21386 Rock Hall Avenue	Rock Hall	21661	(410) 639-9959
562	MD	West Marine	14030 H.G. Trueman Road	Solomons	20688	(410) 326-6006
1213	MD	West Marine	1026 Pulaski Hwy., Unit 13	Havre de Grace	21078	(410) 939-6282
1238	MD	West Marine	12638 Ocean Gateway, Units 1-5	Ocean City	21842	(410) 213-7543
1243	MD	West Marine	4195 Mountain Road	Pasadena	21122	(410) 437-2617
1281	MD	West Marine	8640 Pulaski Hwy Suite 105	Baltimore	21237	(410) 918-9344
1711	MD	West Marine	5250 Randolph Road	Rockville	20852	(301) 230-0945
1724	MD	West Marine	6651-20 Governer Ritchie Hwy.	Glen Burnie	21061	(410) 761-5901
1738	MD	West Marine	163A Jennifer Road	Annapolis	21401	(410) 573-5744
84	ME	West Marine	127 Marginal Wy	Portland	04101	(207) 761-7600
541	ME	West Marine	11 Apple Lane	Southwest Harbor	04679	(207) 244-0300
57	MI	West Marine	30060 S River Rd	Harrison Township	48045	(586) 465-5401
74	MI	West Marine	12513 James St	Holland	49424	(616) 399-0099
77	MI	West Marine	25050 Jefferson Ave	St. Clair Shores	48080	(586) 771-4700
78	MI	West Marine	2492 Henry St. #B	Muskegon	49441	(231) 759-7709
79	MI	West Marine	789 E Big Beaver Rd	Troy	48083	(248) 528-2112
96	MI	West Marine	4128 Wilder Rd	Bay City	48706	(989) 667-2100
154	MI	West Marine	2975 28th St, SE	Grand Rapids	49512	(616) 954-9822
184	MI	West Marine	2840 East Saginaw #1	Lansing	48912	(517) 485-2406
526	MI	West Marine	105 West Mitchell St	Petoskey	49770	(231) 348-7558
543	MI	West Marine	3500 Market Place Circle	Traverse City	49684	(231) 922-2300
1233	MI	West Marine	810 Jackson St.	Grand Haven	49417	(616) 842-8960
1234	MI	West Marine	401 Michigan St.	Algonac	48001	(810) 794-2874
1756	MI	West Marine	10610 Telegraph Road	Taylor	48180	(313) 295-7220
194	MN	West Marine	13889 Ridgedale Dr	Minnetonka	55305	(952) 545-5540
1252	MN	West Marine	575 N Main St.	Stillwater	55082	(651) 275-0889
1737	MN	West Marine	8537 Lyndale Avenue South	Bloomington	55420	(952) 885-0661
182	MO	West Marine	3872 HIGHWAY 54	Osage Beach	65065	(573) 302-0552
190	MO	West Marine	1355 South 5th St. #150	St. Charles	63301	(636) 949-8866
1295	MS	West Marine	2418 Pass Rd	Biloxi	39531	(228) 388-9090
136	NC	West Marine	3601 M. King, Jr. Blvd	New Bern	28562	(252) 636-0650
138	NC	West Marine	5000 So. Croatan Hwy., Units 30-32	Nags Head	27959	(252) 441-1101
506	NC	West Marine	20420 West Catawba Ave.	Cornelius	28031-5255	(704) 895-5299
527	NC	West Marine	3027 Capital Blvd #111	Raleigh	27604	(919) 871-6384
1226	NC	West Marine	330 Bridge St.	Washington	27889	(252) 975-6688
1253	NC	West Marine	13000 York Rd. Suite #K	Charlotte	28278	(704) 588-1020
1267	NC	West Marine	1930 Eastwood Rd Ste 102	Wilmington	28403	(910) 256-7878
1280	NC	West Marine	5160 US Hwy 70 West	Morehead City	28557	(252) 240-2909
5534	NC	West Marine	1104 Broad St Ext	Oriental	28571-9786	(252) 249-3200
153	NH	West Marine	775 Lafayette Rd #2	Portsmouth	03801	(603) 436-8300
1300	NH	West Marine	337 Lafayette Rd.	Seabrook	03874	(603) 474-4610
95	NJ	West Marine	1851 Hwy 35	South Amboy	08879	(732) 525-2221
101	NJ	West Marine	494 Market St	Perth Amboy	08861	(732) 442-5700
106	NJ	West Marine	258 New Rd (Rte 9)	Somers Point	08244	(609) 601-0061
110	NJ	West Marine	1215 Route 73	Mt. Laurel	08054	(856) 231-4600
111	NJ	West Marine	178 State Route 35 S	Eatontown	07724	(732) 542-8282
121	NJ	West Marine	2391 Hwy 36	Atlantic Highlands	07716	(732) 872-8100
130	NJ	West Marine	213 Route 37 East	Tom's River	08753	(732) 341-0710
148	NJ	West Marine	100 Route 17 South	Lodi	07644	(201) 712-1111
188	NJ	West Marine	791 Route 109	Cape May	08204	(609) 898-8245
1229	NJ	West Marine	825 8th Ave.	Belmar	07719	(732) 280-1771
1259	NJ	West Marine	424 Route 9 S	Little Egg Harbor	08087	(609) 296-6243
1276	NJ	West Marine	51 Chambersbridge Rd.	Brick	08723	(732) 864-8140
525	NV	West Marine	252 E. Lake Mead Dr.	Henderson	89015	(702) 567-1166
1219	NV	West Marine	2505 Mill St.	Reno	89502	(775) 329-2552
73	NY	West Marine	2192 Niagra St	Buffalo	14207	(716) 875-0500
80	NY	West Marine	3955 Long Beach Rd	Island Park	11558	(516) 431-0399
126	NY	West Marine	147 Sunrise Hwy	West Islip	11795	(631) 669-8585
132	NY	West Marine	12 West 37th	New York City	10018	(212) 594-6065
157	NY	West Marine	5000 Nesconset Hwy	Port Jefferson	11776	(631) 331-9280
517	NY	West Marine	21214 Pioneer Plaza Dr	Watertown	13601	(315) 788-8490
533	NY	West Marine	605 Troy Schenectady Rd	Latham	12110	(518) 783-7700
536	NY	West Marine	16 Soundview Marketplace	Port Washington	11050	5169441729
566	NY	West Marine	405 West Sunrise Highway	Patchogue	11772	(631) 289-7144
1207	NY	West Marine	56 New York Ave	Huntington	11743	(631) 427-4210
1232	NY	West Marine	91 S Route 9W, Ste 3	West Haverstraw	10993	(845) 429-7095
1249	NY	West Marine	1089 Old Country Rd.	Riverhead	11901	(631) 727-2498
1763	NY	West Marine	1850 Ridge Road East	Irondequoit	14622	5853232040
1765	NY	West Marine	7909 1/2 Route 11	Cicero	13039	(315) 699-0001
1766	NY	West Marine	527 Montauk Highway	West Babylon	11704	(631) 422-9780
1769	NY	West Marine	1445 Niagara Falls Blvd.	Amherst	14228	(716) 803-1357
55	OH	West Marine	207 E Water St	Sandusky	44870	(419) 621-4700
70	OH	West Marine	4036 E Harbor Rd	Port Clinton	43452	(419) 734-9122
75	OH	West Marine	6176 N Summit Bldg. F	Toledo	43611	(419) 727-8989
161	OH	West Marine	24781 Lorain Rd	North Olmstead	44070	(440) 979-0795
522	OH	West Marine	2827 Festival Lane #405-6	Dublin	43017	(614) 336-4420
1241	OH	West Marine	4721 Liberty Ave.	Vermillion	44089	(440) 963-2005
1718	OH	West Marine	1577 St. Clair Avenue East	Cleveland	44114	(216) 781-6110
528	OK	West Marine	4317-A South Sheridan Rd	Tulsa	74145	(918) 665-2101
21	OR	West Marine	1176 N Hayden Meadows Dr	Portland	97217	(503) 289-9822
1205	OR	West Marine	15230 SW Sequoia Pkwy., Suite 190	Tigard	97224	(503) 624-6090
524	PA	West Marine	4885 McKnight Rd #19	Pittsburgh	15237	(412) 369-5800
1212	PA	West Marine	2126 Street Road	Bensalem	19020	(215) 245-0250
44	RI	West Marine	1000 Division St	East Greenwich	02818	(401) 884-0900
545	RI	West Marine	91 Point Judith Rd	Narragansett	02882	(401) 788-9977
1246	RI	West Marine	379 West Main Rd	Middletown	02842	(401) 841-9880
134	SC	West Marine	5641 Rivers Ave	N. Charleston	29406	(843) 529-0094
197	SC	West Marine	Dutch Square Ctr, Unit 98	Columbia	29210	(803) 750-5034
511	SC	West Marine	3501 Clemson Blvd, #110	Anderson	29621	(864) 222-1676
518	SC	West Marine	900 B Hwy 17 North	N. Myrtle Beach	29582	(843) 280-1327
567	SC	West Marine	890 William Hilton Pkwy, Unit 108	Hilton Head Island	29928-3422	(843) 686-5351
1208	SC	West Marine	12078 Highway 17 Bypass, Unit A	Murrells Inlet	29576	(843) 357-6208
1258	SC	West Marine	1440 Ben Sawyer Blvd. , Suite 801	Mt. Pleasant	29464	(843) 881-2272
1264	SC	West Marine	975 Savannah Hwy Ste. 133	Charleston	29407	(843) 402-6988
5547	SC	West Marine	1347 Ribaut Road, Suite G	Port Royal	29935	(843) 522-8297
538	TN	West Marine	5566 Old Hickory Blvd	Hermitage	37076	(615) 232-8911
1250	TN	West Marine	7812 Kingston Pike	Knoxville	37919	(865) 690-9744
50	TX	West Marine	9070 Research Blvd # 201	Austin	78758	(512) 302-1406
58	TX	West Marine	6999 Blanco Rd	San Antonio	78216	(210) 348-0770
94	TX	West Marine	7625 S Padre Island Dr	Corpus Christi	78412	(361) 980-1765
196	TX	West Marine	132 FM1960 #E	Houston	77073	(281) 821-3132
198	TX	West Marine	349 West I30	Garland	75043	(972) 303-2948
199	TX	West Marine	5926 Broadway	Galveston	77551	(409) 741-8052
564	TX	West Marine	1401 Marina Bay Drive	Kemah	77565	(281) 535-0820
572	TX	West Marine	3101 NASA Road 1	Seabrook	775866436	(281) 326-1447
580	TX	West Marine	3612 West FM 120	Denison	75020-1552	(903) 463-4223
1261	TX	West Marine	2260 S. Stemmons Freeway	Lewisville	75067	(972) 459-7869
1712	TX	West Marine	7280 Wynnwood	Houston	77008	(713) 880-2160
539	UT	West Marine	23 West 7200 S. St	Midvale	84047	(801) 565-3615
47	VA	West Marine	601 South Patrick St	Alexandria	00002-2314	(703) 549-7020
48	VA	West Marine	2121 W Mercury Blvd	Hampton	23666	(757) 825-4900
85	VA	West Marine	2865 Lynnhaven Dr, #B4	Virginia Beach	23451	(757) 496-9996
105	VA	West Marine	5616 Virginia Beach Blvd	Norfolk	23502	(757) 466-1826
169	VA	West Marine	10819 W Broad St	Glen Allen	23060	(804) 346-9502
183	VA	West Marine	13330 Gordon Blvd	Woodbridge	22191	(703) 492-6225
1298	VA	West Marine	16728 General Puller HWY	Deltaville	23043	(804) 776-7890
5520	VA	West Marine	3841-G East Little Creek Road	Norfolk	23518	(757) 587-0088
5545	VA	West Marine	1795 George Washington Memorial Hwy.	Gloucester Point	23062	(804) 642-3470
185	VT	West Marine	861 Williston Rd	Burlington	05403	(802) 865-8064
23	WA	West Marine	6317 Seaview Ave NW	Seattle	98107	(206) 789-4640
24	WA	West Marine	3212 Twentieth St E	Tacoma	98424	(253) 926-2533
25	WA	West Marine	918 Commercial Ave	Anacortes	98221	(360) 293-4262
26	WA	West Marine	13211 Northup Wy	Bellevue	98005	(425) 641-4065
27	WA	West Marine	5971 State Hwy 303 NE	Bremerton	98310	(360) 479-2200
28	WA	West Marine	3560 Meridian St	Bellingham	98225	(360) 650-1100
29	WA	West Marine	1716 West Marine View Dr	Everett	98201	(425) 303-1880
177	WA	West Marine	5306 East Sprague Ave	Spokane	99212	(509) 533-5532
181	WA	West Marine	2428 Washington St	Port Townsend	98368	(360) 379-1612
1271	WA	West Marine	1275 Westlake Ave North	Seattle	98109	(206) 926-0356
1288	WA	West Marine	1530 Black Lake BLVD SW Suite C	Olympia	98502	(360) 352-1244
5505	WA	West Marine	313 Spring Street - PO Box 1742	Friday Harbor	98250-8056	(360) 378-1086
5508	WA	West Marine	439 Peace Portal Drive, Suite B	Blaine	982304014	(360) 332-1918
5536	WA	West Marine	3119 Judson St. Suite A	Gig Harbor	98335	(253) 858-6250
189	WI	West Marine	2455 W Broadway St	Madison	53713	(608) 221-8708
1230	WI	West Marine	1449 Green Bay Rd.	Sturgeon Bay	54235	(920) 746-4520
1735	WI	West Marine	4141 S. 76th Street	Greenfield	53220	(414) 543-8300

Owned or Leased West Marine Puerto Rico, Inc. Stores

#	ST	LOCATION	ADDRESS	CITY	ZIP	PHONE#
544	PR	West Marine	4186 Carretera Estatal #3	Fajardo	00738	(787) 801-2700
574	PR	West Marine	197 Calle Federico Costa	San Juan	00918-1307	(787) 777-0814

Owned or Leased West Marine Canada Corp. Stores

#	ST	LOCATION	ADDRESS	CITY	ZIP	PHONE#
3901	BC	West Marine	2210 Beacon Avenue	Sidney	V8L1X1	(250) 654-0045
3902	BC	West Marine	1601 West 2nd Avenue	Vancouver	V6J1H3	(604) 730-4093
3904	BC	West Marine	2000 Island Highway North, Ste 120	Nanaimo	V9S 5W3	(250) 758-8048
3905	BC	West Marine	2929 Douglas Street	Victoria	V8T 4M8	(250) 380-4097
3910	BC	West Marine	8331 River Road	Richmond	V6X 1Y1	(604) 233-2327
3903	ON	West Marine	143 Lake Shore Blvd. East	Toronto	M5A 1B7	(416) 203-2884
3906	ON	West Marine	900 King Street	Midland	L4R 0B8	(705) 526-2745
3909	ON	West Marine	1036 Princess Street, Unit D3	Kingston	K7L 1H2	(613) 549-3658
3911	ON	West Marine	33 Mapleview Drive	Barrie	L4N 9H5	(705) 735-6059
3912	ON	West Marine	485 Trafalgar Rd	Oakville	L6J 3J1	(905) 339-1755

Leased Locations Subject to Collateral Access Agreement:

1.  Lease Agreement and Addendum to Lease, each dated as of January 28, 2011, by and between PanCal West Marine 287 LLC and West Marine Products, Inc. for the Hollister, California distribution facility.

2.  Net  Lease  Agreement  dated  as  of  March  11,  1997,  between  Cabot  Industrial  Venture  A, LLC,  a Delaware limited liability company, as successor to Cabot Industrial Properties, L.P., a Delaware limited partnership, as successor to W/H No. 31, L.L.C., a South Carolina limited liability company, and West Marine, Inc., for the Rock Hill, South Carolina distribution facility, as amended by that certain First Amendment dated as of August 11, 1998, that certain Second Amendment dated as of April 18, 2000, that certain Landlord Subordination dated as of February 11, 2003, and that certain Third Amendment dated as of July 26, 2004, and as assigned by West Marine, Inc. to West Marine Products pursuant to that certain Assignment and Assumption Agreement dated as of December 28, 2005.

3. Lease dated June 26, 1997, between Watsonville Freeholders, a California limited partnership, and West Marine Products, Inc. for the Watsonville, California corporate offices, as amended by that certain First Amendment of Lease, dated July 27, 2005, that certain Second Amendment of Lease, dated December 22, 2005, that certain Third Amendment of Lease, dated November 30, 2006, that certain Fourth Amendment of Lease, dated July 29, 2009, and that certain Fifth Amendment of Lease, dated July 15, 2011.

SCHEDULE 5.6
States of Organization, Chief Executive Offices, FEINS

The chief executive office for each of the Loan Parties is 500 Westridge Drive, Watsonville, California 95076

COMPANY NAME		FEIN	DATE OF FORMATION	JURISDICTION OF FORMATION	ORGANIZATIONAL ID
West Marine, Inc.	1	77-0355502	09/24/93	Delaware	2352363
West Marine Products, Inc.	2	94-2374523	11117176	California	C0803061
West Marine Puerto Rico, Inc.	2	77-0510676	04/05/99	California	C2159447
W Marine Management Company, Inc.	2	77-0464151	07/24/97	California	C2031344
West Marine Canada Corp.	3	86747610 CRA	08/27/01	Nova Scotia

1 =Parent company

2 =Wholly owned subsidiary of West Marine, Inc.

3 =Foreign Corporation, wholly owned subsidiary of W Marine Management Company, Inc.

SCHEDULE 5.7(B)

Capitalization of Loan Parties' Subsidiaries

West Marine Entity	Form of Entity; Jurisdiction of Organization	No. of Shares Issued and Outstanding	Owner of Issued and Outstanding Shares
West Marine Products, Inc.	California corporation	6,142,970 shares	West Marine, Inc. (100%)
West Marine Puerto Rico, Inc.	California corporation	1,000 shares	West Marine, Inc. (100%)
W Marine Management Company, Inc.	California corporation	1,000 shares	West Marine, Inc. (100%)
West Marine Canada Corp.	Nova Scotia unlimited company	1,000 shares common stock; 6,000,000 shares preferred stock	W Marine Management Company, Inc. (100%)

SCHEDULE 5.9
Litigation

None.

SCHEDULE 5.11
Entities Not Solvent

None.

SCHEDULE 5.13
Environmental Matters

None.

SCHEDULE 5.17
Deposit Accounts and Securities Accounts Containing Collateral

Securities Accounts and Deposit Accounts Other Than Payroll Accounts:

BANK NAME	BANK ACCT #	LOCATION
Amegy Bank	6701003569	TX
American Bank of Texas	702831570	TX
Associated Bank of the West	2223058740	WI
Banco Popular de Puerto Rico - Concentration Account	111219957	PR
Banco Popular de Puerto Rico - Depository Account	111-219949	PR
Bank of America - Concentration Account	1487950180	CA
Bank Newport	150000065808	RI
Bank of Hampton Roads	100021778	VA
Bank of Waukegan	41900515	IL
Central Bank of the Ozarks	027119	MO
Chase	5113501167	LA
Fifth/Third Bank	7910187421	MI
First Citizen Bank and Trust	4712016217	RI
First Hawaiian Bank	46012739	HI
First VA/BBT	5233851584	VA
First National Bank of Bar Harbor	85104772	ME
Huntington National Bank of OH	01701614448	OH
Key Bank of Vermont	454680019758	VT
Lake Region Bank (Solutran) NSF Check	455128-F	MN

BANK NAME	BANK ACCT #	LOCATION
M & I Bank of WI	0003815889	WI
Mechanics Bank	13007920	CA
PNC Bank of NJ	8103767112	NJ
Regions Bank	2500049334	AL
Royal Bank of Canada - Concentration Account	00010-1150689	Canada
Royal Bank of Canada - Depository Account	00010-1150705	Canada
Sandhills Bank	305003311	SC
Sovereign Bank	75-20-2000109	CT
Sun Trust Bank	215252200318	FL
Tallahassee State Bank of Florida	1280172601	FL
Union Bank	3120009256	CA

Wells Fargo AMEX	417-1102338	CA
Wells Fargo- AP Clearing	9600 029733	CA
Wells Fargo - Catalog	494-41863862	CA
Wells Fargo - Concentration Account	417-1263213	CA
Wells Fargo- Corporate	494-4183870	CA

Wells Fargo - Galley	494-4250901	CA
Wells Fargo IBS-Investment Account	13107859	CA
Wells Fargo - Port Supply	494-4183854	CA
Wells Fargo US Postage Account	417-1265325	CA
Wells Fargo- Velocity Rebate	412-1879787	CA

BANK NAME	BANK ACCT #	LOCATION
Wells Fargo - Visa/Master card - deposit detail rept.	417-1119696	CA
Wells Fargo - West Marine Finance Company Overland Express Sweep	417-1269558	CA
Wells Fargo - W Marine Management Co.	417-0862601	CA
Wells Fargo- West Marine, Inc.	417-0866933	CA

SCHEDULE 5.19

Credit Card Receipts

Credit Card Issuer:  Barclays Bank Delaware (formerly known as Juniper Bank prior to May
25, 2006)

Credit Card Processors and Agreements:

1. Visa and MasterCard Transactions: Processed by First National Bank of Omaha pursuant to Major Merchant Agreement dated May 23, 1997.

2. Discover: Processed by Discover Card Services, Inc. pursuant to Agreement dated May 22, 1990.

3. American Express: Processed by American Express pursuant to Acceptance Agreement dated October 2005.

4. Visa (Canada): Processed by Moneris pursuant to Visa National Account Merchant Agreement dated February 1, 2006.

5. Debit Credit: Processed by Moneris pursuant to National Account Merchant Debit Card and Terminal Agreement dated February 1, 2006.

SCHEDULE 5.25
Permitted Indebtedness

None.

SCHEDULE 6.2
Collateral Reporting
Borrowers shall provide Agent (and if so requested by Agent, with copies for each Lender) with the following documents at the following times in form satisfactory to Agent:

(a)           Monthly Reporting.  In respect of each Fiscal Month, Administrative Borrower shall provide to Agent original counterparts of (each in such form as Agent from time to time may specify):

(i)           Borrowing Base Certificate.  Prior to the occurrence of an Accelerated Borrowing Base Delivery Event, Administrative Borrower shall provide to Agent, on or before the twelfth (12th) day of each Fiscal Month, a signed Borrowing Base Certificate in respect of the Borrowing Base as of the last day of the immediately preceding Fiscal Period; provided, however that upon the occurrence and during the continuance of an Accelerated Borrowing Base Delivery Event, Administrative Borrower shall provide to Agent, on or before Friday of each week, a signed Borrowing Base Certificate in respect of the Borrowing Base as of the close of business on the preceding Saturday.  Such Certificate may be sent to Agent electronically (with an electronic signature) or by facsimile transmission, provided, further, that in each case, upon request by Agent, the original thereof is forwarded to Agent on the date of such transmission.  No adjustments to the Borrowing Base Certificate may be made without supporting documentation and such other documentation as may be reasonably requested by Agent from time to time.

(ii)           Other Reports. Within 15 days after the end of each Fiscal Month for the immediately preceding Fiscal Month:

(1)           purchases and accounts payable analysis report in Agent’s format;

(2)           sales audit report and Inventory summary by location and merchandise class;

(3)           inventory certificate in Agent’s format;

(4)           rent, tax and insurance compliance certificate in Agent’s format;

(5)           a Collateral activity summary or “roll forward” inventory report;

(6)           a detailed aging, by total, of the Accounts of Borrowers, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Agent; and

(7)           a detailed report regarding Borrowers’ cash and Cash

Equivalents.

(b)           Monthly Reconciliation Reports.  Within 30 days of the end of each Fiscal Month for the immediately preceding month:

(1)           reconciliation of the stock ledger to the general ledger and the calculation of availability; and

(2)           statement of store activity in Agent’s format.

(c)           For purposes of items (b)(1) and (b)(2) above, the first “preceding Fiscal Month” in respect of which the items required by that Section shall be provided shall be the Fiscal Month ending August 28, 2010.

SCHEDULE 7.12
Loan Parties' Affiliates

Randolph K. Repass individually and/or through the following entities:

•	Watsonville Freeholders, a California limited partnership (landlord of Watsonville, CA support center)
•	Partnership that is the landlord of the Santa Cruz, CA store
•
•	Corporate landlord of New Bedford, MA store, on a month-to-month tenancy following expiration of the lease in February 2012.
•	Partnership that is the landlord of Braintree, MA store

See also Schedule 5.6.

SCHEDULE 7.18
Deposit Accounts and Credit Card Agreements

BANK NAME (All Depository Accounts)	BANK ACCT#
Amegy Bank	6701003569
American Bank of Texas	702831570
Associated Bank of the West	2223058740
Banco Popular de Puerto Rico – Concentration Account	111219957
Banco Popular de Puerto Rico – Depository Account	111-219949
Banco Popular de Puerto Rico – Payroll Account	111219841
Bank of America – Concentration Account	1487950180
Bank Newport	15000065808
Bank of Hampton Roads	100021778
Bank of Waukegan	41900515
Central Bank of the Ozarks	027119
Chase Bank	5113501167
Fifth/Third Bank	7910187421
First Citizen Bank and Trust	4712016217
First Hawaiian Bank	46012739
First VA/BBT	5233851584
First National Bank of Bar Harbor	85104772
Huntington National Bank of OH	01701614448
Key Bank of Vermont	454680019758
Lake Region Bank (Solutran) NSF Check	455128-F
M & I Bank of WI	0003815889
Mechanics Bank	13007920
PNC Bank of NJ	8103767112
Regions Bank	2500049334
Royal Bank of Canada – Concentration Account	0010-1150689
Royal Bank of Canada – Depository Account	00010-1150705
Royal Bank of Canada – Payroll Account	00010-1150697
Sandhills Bank	305003311
Sovereign Bank	75-20-2000109
Sun Trust Bank	215252200318
Tallahassee State Bank of Florida	1280172601
Union Bank	3120009256

Wells Fargo AMEX	417-1102338
Wells Fargo – AP Clearing	9600 029733
Wells Fargo – Blue Cross	9600 029748
Wells Fargo – Catalog	494-4183862
Wells Fargo Concentration	417-1263213
Wells Fargo - Corporate	494-4183870

Wells Fargo – Flexible Benefits	417-1266158
Wells Fargo - Galley	494-4250901
Wells Fargo – IBS-Investment Account	13107859
Wells Fargo - Payroll	417-264229
Wells Fargo – Port Supply	494-4183854
Wells Fargo US Postage Account	417-1265325
Wells Fargo – Velocity Rebate	412-1879787
Wells Fargo – Visa/Master card – deposit detail rept.	417-1119696
Wells Fargo – West Marine Finance Company Overland Express Sweep	417-1269558
Wells Fargo – W Marine Management Co.	417-0862601
Wells Fargo – West Marine, Inc.	417-0866933

Credit Card Agreements:

See Schedule 5.19